                        LETTERHEAD OF KANE KESSLER, P.C.
                    1350 AVENUE OF THE AMERICAS, 28TH FLOOR
                            NEW YORK, NEW YORK 10019

                                 May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

          RE:  REGISTRATION STATEMENT ON FORM S-3 OF ARMOR HOLDINGS, INC.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors (as defined below) in connection with the preparation of the Registration Statement on Form S-3,
Registration File No. 333-113834 (the "Registration Statement") under the
Securities Act of 1933, as amended (the "Securities Act"), filed on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange
Commission (the "Commission"). You have provided us with a draft prospectus (the
"Prospectus") which is a part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a "Prospectus Supplement"). The Registration Statement relates to the Company's offering of up to an aggregate of $500,000,000 of (i)
one or more series of debt securities (the "Debt Securities"), which may be guaranteed (the "Guarantees") by the Company's subsidiaries set forth on Exhibit
A attached hereto (the "Subsidiary Guarantors"), (ii) shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), (iii) shares of preferred stock of the Company, par value $0.01 per share (the "Preferred
Stock"), (iv) warrants to purchase Debt Securities, Common Stock, or Preferred
Stock (the "Warrants"), or any combination of the foregoing (collectively, the
"Securities"), and to the offering by the selling stockholders named therein of up to 1,000,000 shares of Common Stock. Any series of Debt Securities and
Warrants may be convertible and/or exchangeable for Common Stock, Preferred
Stock, or another series of Debt Securities. Any series of Preferred Stock may be convertible and/or exchangeable for Common Stock or another series of
Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Prospectus.

         The Debt Securities will be issued pursuant to an indenture between the
Company and a trustee (the "Trustee"), and one or more supplements thereto
(collectively, the "Indenture"). The Warrants will be issued pursuant to one or more warrant agreements (each, a "Warrant Agreement"),

May 26, 2004

by and between the Company and a warrant agent (each, a "Warrant Agent").

         We have examined copies of the Registration Statement, in the form filed with the Commission through the date hereof, the Certificate of
Incorporation of the Company, as amended (the "Certificate of Incorporation"), the Amended and Restated Bylaws of the Company, records of certain of the
Company's and Subsidiary Guarantors' corporate proceedings as reflected in their respective minute books, and other records and documents that we have deemed necessary for purposes of this opinion. We have also examined such other documents, papers, authorities and statutes as we have deemed necessary to form the basis of the opinions hereinafter set forth.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to certain facts material to this opinion, we have relied upon oral or written statements and representations of officers and other representatives of the Company and the
Subsidiary Guarantors, public officials, and others, and such other documents and information as we have deemed necessary or appropriate to enable us to render the opinions expressed below. We have not undertaken any independent investigation to determine the accuracy of any such facts.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1. When the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and upon adoption by the Board of Directors of the Company of a resolution in form and content as required by applicable law, and assuming that (i) the terms of the shares of Common Stock are as described in the Registration Statement, the
Prospectus and the related Prospectus Supplement(s), (ii) at the time of issuance of such shares of Common Stock, the number of shares of Common Stock which the Company is authorized to issue in its Certificate of Incorporation, will exceed the sum of (A) the number of shares of Common Stock outstanding, (B)
the number of shares of Common Stock held as treasury shares, and (C) the number of shares of Common Stock which the Company is obligated to issue (or has otherwise reserved for issuance for any purposes), by at least the number of such shares of Common Stock, (iii) adequate consideration for such shares of
Common Stock in excess of par value has been paid to, and received by the
Company in the manner contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and by such resolution, and (iv) such shares of Common Stock, and the issuance thereof, comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, such shares of Common Stock (including any Common Stock duly issued upon the exchange or conversion of Debt Securities, Warrants, and Preferred Stock that are exchangeable or convertible into Common Stock) will be validly issued, fully paid and nonassessable. The shares of Common Stock to be offered and sold for the account of the selling stockholders named in the Registration Statement have been duly authorized and validly issued and are fully paid and non-assessable.

May 26, 2004

         2. When the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and when the powers, designations, preferences, and other rights and limitations of a series of Preferred Stock has been duly established in accordance with the terms of the
Certificate of Incorporation of the Company, and applicable law, and upon adoption by the Board of Directors of the Company of a resolution in form and content as required by applicable law, and assuming that (i) the terms of such shares of Preferred Stock are as described in the Registration Statement, the
Prospectus and the related Prospectus Supplement(s), (ii) at the time of issuance of such shares of Preferred Stock, the number of shares of Preferred
Stock which the Company is authorized to issue in its Certificate of
Incorporation, will exceed the sum of (A) the number of shares of Preferred
Stock outstanding, (B) the number of shares of Preferred Stock held as treasury shares, and (C) the number of shares of Preferred Stock which the Company is obligated to issue (or has otherwise reserved for issuance for any purposes), by at least the number of such shares of Preferred Stock, (iii) adequate consideration for the shares of Preferred Stock in excess of par value has been paid to, and received by the Company in the manner contemplated by the
Registration Statement, the Prospectus and the related Prospectus Supplement(s)
and by such resolution, (iv) the powers, designations, preferences, and other rights and limitations of the shares of Preferred Stock do not violate any law applicable to the Company or result in a default under or breach of any agreement or instrument binding upon the Company and (v) such shares, and the issuance thereof, comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, such shares of Preferred
Stock (including any Preferred Stock duly issued upon the exchange or conversion of Debt Securities, Warrants, and other series of Preferred Stock that are exchangeable or convertible into Preferred Stock) will be validly issued, fully paid and nonassessable.

         3. When (a) the Warrant Agreement has been duly authorized, executed, and delivered by the Company, (b) the specific terms of a particular issuance of
Warrants have been duly established by a Warrant Agreement in accordance with applicable law (including, without limitation, the adoption by the Board of
Directors of the Company of a resolution duly authorizing the issuance and delivery of the Warrants), duly authenticated by the Warrant Agent and duly executed and delivered on behalf of the Company against payment therefor in accordance with the terms and provisions of the Warrant Agreement and as contemplated by the Registration Statement, the Prospectus and the related
Prospectus Supplement(s), and (c) the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s)
required by applicable laws have all become effective under the Securities Act, and assuming (i) that the terms of the Warrants as executed and delivered are as described in the Registration Statement, the Prospectus and the related
Prospectus Supplement(s), (ii) that the Warrants as executed and delivered do not violate any law applicable to the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and (iii) that the Warrants as executed and delivered comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, the

May 26, 2004

Warrants will constitute valid and binding obligations of the Company.

         4. When (a) the Indenture has been duly authorized, executed, and delivered by the Company, (b) the Debt Securities have been duly established in accordance with the terms of the Indenture (including, without limitation, the adoption by the Board of Directors of the Company of a resolution duly authorizing the issuance and delivery of the Debt Securities), duly authenticated by the Trustee and duly executed and delivered on behalf of the
Company against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s), and (c) the Registration Statement and
any required post-effective amendments thereto and any and all Prospectus
Supplement(s) required by applicable laws have all become effective under the
Securities Act, and assuming (i) that the terms of the Debt Securities as executed and delivered are as described in the Registration Statement, the
Prospectus and the related Prospectus Supplement(s), (ii) that the Debt
Securities as executed and delivered do not violate any law applicable to the
Company or result in a default under or breach of any agreement or instrument binding upon the Company, and (iii) that the Debt Securities as executed and delivered comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, the Debt Securities will constitute valid and binding obligations of the Company.

         5. When (a) the Indenture has been duly authorized, executed, and delivered by the Company and the applicable Subsidiary Guarantors, (b) the
Guarantees have been duly authorized, executed and delivered on behalf of each
Subsidiary Guarantor and the related Debt Securities have been duly authenticated by the Trustee and duly executed and delivered on behalf of the
Company against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s), and (c) the Registration Statement and
any required post-effective amendments thereto and any and all Prospectus
Supplement(s) required by applicable laws have all become effective under the
Securities Act, and assuming (i) that the terms of the Guarantees as executed and delivered are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (ii) that the Guarantees as executed and delivered do not violate any law applicable to the applicable Subsidiary
Guarantor or result in a default under or breach of any agreement or instrument binding upon such Subsidiary Guarantor, (iii) that the Guarantees as executed and delivered comply with all requirements and restrictions, if any, applicable to such Subsidiary Guarantor, whether imposed by any court or governmental or regulatory body having jurisdiction over such Subsidiary Guarantor, and (iv)
that the Guarantees are then issued as contemplated in the Registration
Statement, the Prospectus and the related Prospectus Supplement(s), the
Guarantees will constitute valid and binding obligations of the applicable
Subsidiary Guarantor.

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

May 26, 2004

         1.       the effect of bankruptcy, insolvency, reorganization,
                  fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally; and

         2.       the effect of general principles of equity, whether
                  enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

         We hereby consent to the use of this opinion as an exhibit to the
Registration Statement and to the reference to us under the heading "Legal
Matters" in the Prospectus and the Prospectus Supplement(s) which form a part thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

         We assume for purposes of this opinion that (i) each of the parties to the Warrant Agreement and the Indenture, other than the Company, are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; (ii) the Trustee and Warrant Agent are duly qualified to engage in the activities contemplated by the Indenture and
Warrant Agreement, respectively; (iii) the Indenture will be duly authorized, executed and delivered by the Trustee and will constitute a legally valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms; (iv) the Warrant Agreement will be duly authorized, executed and delivered by each of the parties to the Warrant Agreement (other than the
Company) and will constitute a legally valid and binding obligation of such parties, enforceable against such parties in accordance with its terms; (v) the
Trustee and the parties to the Warrant Agreement (other than the Company) have the requisite organizational and legal power and authority to perform their obligations under the Indenture and Warrant Agreement, respectively; and (vi)
the Trustee is qualified under the Trust Indenture Act of 1939, as amended, and a Form T-1 has been properly filed as an exhibit to the Registration Statement.

         We are qualified to practice law in the State of New York and do not purport to be experts on any law other than the laws of the State of New York and the General Corporation Law of the State of Delaware. In rendering the opinions expressed herein, we have relied on matters relating to (i) Texas law on the opinion of the Law Office of Adrienne Bond, Esq., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit B, with respect to B-Square, Inc., a Texas corporation; (ii)
New Hampshire law on the opinion of McLane, Graf, Raulerson & Middleton,
Professional Association, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit C, with respect to Casco International, Inc., a New Hampshire corporation, Monadnock Lifetime
Products, Inc., a New Hampshire corporation, and Monadnock Police Training
Council, Inc., a New Hampshire corporation; (iii) California law on the opinion of Inglis, Ledbetter & Gower LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit D, with respect to NAP Properties, Ltd., a California limited partnership, NAP Property
Managers,

May 26, 2004

LLC, a California limited liability company, Safari Land Ltd., Inc., a
California corporation, Safariland Government Sales, Inc., a California corporation, and Hatch Imports, Inc., a California corporation; (iv)
Massachusetts law on the opinion of Lawson & Weitzen LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit E, with respect to Pro-Tech Armored Products of Massachusetts,
Inc., a Massachusetts corporation; (v) Ohio law on the opinion of Porter Wright
Morris & Arthur LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit F, with respect to The
O'Gara Company, an Ohio corporation; and (vi) Arizona law on the opinion of
Snell & Wilmer L.L.P., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit G, with respect to
Simula, Inc., an Arizona corporation, Simula Aerospace & Defense Group, Inc., an
Arizona corporation, International Center for Safety Education, Inc., an Arizona
corporation, Simula Polymers Systems, Inc., an Arizona corporation, Simula
Technologies, Inc., an Arizona corporation, AI Capital Corp., an Arizona corporation, Simula Transportation Equipment Corporation, an Arizona
corporation, CCEC Capital Corp., an Arizona corporation, SAI Capital Corp., an
Arizona corporation, and ASD Capital Corp., an Arizona corporation.

         This opinion letter is limited to the specific legal matters expressly set forth herein, speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations.

                                         Very truly yours,

                                         KANE KESSLER, P.C.

                                         By: /s/ Jeffrey S. Tullman, President
                                             ----------------------------------

                                    EXHIBIT A

------------------------------------------------------------------------
911EP, Inc.
------------------------------------------------------------------------
AHI Bulletproof Acquisition Corp.
------------------------------------------------------------------------
AHI Properties I, Inc.
------------------------------------------------------------------------
AI Capital Corp.
------------------------------------------------------------------------
Armor Brands, Inc.
------------------------------------------------------------------------
ArmorGroup Services, LLC
------------------------------------------------------------------------
Armor Holdings Forensics, L.L.C.
------------------------------------------------------------------------
Armor Holdings GP, LLC
------------------------------------------------------------------------
Armor Holdings LP, LLC
------------------------------------------------------------------------
Armor Holdings Mobile Security, L.L.C.
------------------------------------------------------------------------
Armor Holdings Payroll Services, LLC
------------------------------------------------------------------------
Armor Holdings Products, L.L.C.
------------------------------------------------------------------------
Armor Holdings Properties, Inc.
------------------------------------------------------------------------
Armor Safety Products Company
------------------------------------------------------------------------
B-Square, Inc.
------------------------------------------------------------------------
Break-Free Armor Corp.
------------------------------------------------------------------------
Break-Free, Inc.
------------------------------------------------------------------------
Casco International, Inc.
------------------------------------------------------------------------
CCEC Capital Corp.
------------------------------------------------------------------------
CDR International, Inc.
------------------------------------------------------------------------
Defense Technology Corporation of America
------------------------------------------------------------------------
Hatch Imports, Inc.
------------------------------------------------------------------------
Identicator, Inc.
------------------------------------------------------------------------
International Center for Safety Education, Inc.
------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.
------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.
------------------------------------------------------------------------
Monadnock Police Training Council, Inc.
------------------------------------------------------------------------
NAP Properties, Ltd.
------------------------------------------------------------------------
NAP Property Managers, LLC
------------------------------------------------------------------------
New Technologies Armor, Inc.
------------------------------------------------------------------------
ODV Holdings Corp.
------------------------------------------------------------------------
O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.
------------------------------------------------------------------------
Pro-Tech Armored Products of Massachusetts, Inc.
------------------------------------------------------------------------
Ramtech Development Corp.
------------------------------------------------------------------------
Safari Land Ltd., Inc.
------------------------------------------------------------------------
Safariland Government Sales, Inc.
------------------------------------------------------------------------
SAI Capital Corp.
------------------------------------------------------------------------
Simula Aerospace & Defense Group, Inc.
------------------------------------------------------------------------
Simula, Inc.
------------------------------------------------------------------------
Simula Polymers Systems, Inc.
------------------------------------------------------------------------
Simula Technologies, Inc.
------------------------------------------------------------------------
Speedfeed Acquisition Corp.
------------------------------------------------------------------------
The O'Gara Company
------------------------------------------------------------------------

                                   EXHIBIT B

             LETTERHEAD OF LAW OFFICE OF ADRIENNE RANDLE BOND, ESQ.
                                 2014 BISSONNET
                              HOUSTON, TEXAS 77005

                                  May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York  10019

Re:     Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         I have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and B-Square, Inc., a Texas corporation (the
"Subsidiary Guarantor"), in connection with the preparation of the Registration
Statement on Form S-3, File No. 333-113834 (the "Registration Statement"), filed on March 23, 2004 and Amendment No.1 thereto filed on the date hereof (the
"Amendment") on behalf of the Company, the Subsidiary Guarantor and certain other subsidiaries of the Company as set forth in the Registration Statement and the Amendment (the "Subsidiaries") with the Securities and Exchange Commission
(the "Commission") relating to the Company's shelf registration of debt and equity securities in the aggregate principal amount of $500 million. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus (the "Prospectus") contained in the Registration
Statement. B-Square, Inc., is referred to as the "Subsidiary Guarantor," and the guarantee by the Subsidiary Guarantor with respect to the Indenture between the
Company and Wachovia Bank, National Association, a national banking association as trustee (the `Trustee") is referred to as the "Guarantee."

          In connection with this opinion letter, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of (i) the Registration Statement in the form filed with the
Commission on March 23, 2004 and the Amendment in the form to be filed with the
Commission on the date hereof, (ii) the articles of incorporation currently in effect of the Subsidiary Guarantor; (iii) the Bylaws currently in effect of the
Subsidiary Guarantor; (iv) the Indenture; (v) resolutions of the Board of
Directors of the Subsidiary Guarantor relating to, among other things, the filing of the Registration Statement and the Amendment; and

(vi) records of certain of the Subsidiary Guarantor's corporate proceedings as reflected in its minute book. I also have examined and relied upon certificates of public officials, and a certificate of an officer of the Subsidiary Guarantor as I have deemed necessary or appropriate as a basis for the opinions set forth below.

         In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the
Subsidiary Guarantor at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law.
I have also assumed that the Registration Statement, the Amendment, the
Indenture and the Guarantee (the "Documents") have been duly authorized, executed and delivered by each party other than the Subsidiary Guarantor and that the Documents are or will be valid, binding and enforceable against each party that is not the Subsidiary Guarantor. I also assume that all parties to the documents will act in accordance with applicable standards of commercial reasonableness and good faith and fair dealing and that there has not been mutual mistake of fact, fraud, duress or undue influence. As to certain facts material to this opinion, I have relied, without independent verification, upon written statements and representations of an officer of the Subsidiary Guarantor and public officials.

         Based upon and subject to the foregoing and the statements contained herein, I am of the opinion that:

         1.    The Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas.

         2.    The Subsidiary Guarantor has all requisite corporate power and corporate authority under the laws of the State of Texas to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

         3.    When (a) the Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantor, (b) the
               Guarantee has been duly authorized, executed and delivered on behalf of the Subsidiary Guarantor and the related Debt
               Securities have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefore in accordance with the terms and provisions of the
               Indenture and as contemplated by the Registration Statement, the
               Prospectus and the related Prospectus Supplement Supplements(s), and (c) the Registration Statement and any required
               post-effective amendments thereto and any and all Prospectus
               Supplements(s) required by applicable laws have all become effective under the Securities Act, and assuming (i) that the terms of the Guarantee as executed and delivered are as described in the Registration Statement, the Prospectus and the related
               Prospectus Supplement(s), (ii) that the Guarantee as executed and delivered does not violate any law applicable to the Subsidiary
               Guarantor or result in a default under or breach of any agreement or instrument binding upon such Subsidiary Guarantor, (iii) that the Guarantee as executed and delivered complies with all
               requirements

                                       2

               and restrictions, if any, applicable to the Subsidiary Guarantor, whether imposed by any court or governmental or regulatory body having jurisdiction over the Subsidiary Guarantor, and (iv) that the Guarantee is then issued as contemplated in the Registration
               Statement, the Prospectus and the related Prospectus
               Supplements(s), the Guarantee will constitute the valid and binding obligation of the Subsidiary Guarantor.

         The opinions as to the enforceability of the Guarantee is subject to
(i) principles of equity, (ii) the availability of certain equitable remedies,
(iii) bankruptcy, insolvency, moratorium and other laws applicable to creditors'
rights or the collection of debtors' obligations generally, and (iv) fraudulent conveyance laws. This opinion expressly excludes any opinions with respect to the laws of usury in the State of Texas. With respect to my opinions, I have not undertaken any special examination of the files of the Subsidiary Guarantor, other than a review of the Documents and the corporate records of the Subsidiary
Guarantor described above. I have, as to matters of fact and with respect to any documents or records other than those listed immediately above, relied upon the representations and warranties of an officer of the Subsidiary Guarantor delivered in connection with the delivery of this opinion.

         I express no opinion as to the availability or enforceability of the following provisions and remedies: (i) equitable remedies, including specific performance and the appointment of a receiver; (ii) self-help remedies; (iii)
provisions relating to waivers by the Subsidiary Guarantor or precluding the
Subsidiary Guarantor from asserting certain claims or defenses or from obtaining certain rights and remedies; (iv) provisions relating to subrogation rights, severability, delay or omission of enforcement of rights or remedies, indemnification, to the extent that such indemnification would be against public policy or such indemnification provisions purport to indemnify any persons against violations of securities laws or their own gross negligence or willful misconduct; (v) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Guarantee; (vi) provisions limiting the ability of the parties to modify the Guarantee and the underlying documents, except by written agreement; (vii) rights of setoff against funds in favor of persons who do not have possession of such funds or are not the owners and holders of the obligations against which the offset is made; and (viii) any provision in the Guarantee purporting to preserve the remedies available to a party as nonexclusive or distinct, separate and cumulative. Enforcement of obligations under the Guarantee may also be limited by constitutional limitations of notice and due process requirements under the United States
Constitution and any other laws limiting the rights of creditors to repossess, foreclose or otherwise realize upon the property of a debtor without appropriate notice or hearing. This opinion is limited to the enforceability of the
Guarantee on the date hereof and does not apply to any other documents or instruments executed by the Subsidiary Guarantor after the date hereof in connection with the Documents or the transactions funded by the Documents.

         I am qualified to practice law in the State of Texas, and do not purport to be an expert on, or to express any opinion herein concerning any law, other than the laws of the State of Texas and the Texas Business Corporation
Act.

        This opinion letter is limited to the specific legal matters expressly set forth herein and solely with respect to the Subsidiary Guarantor, and no opinion is expressed or implied with

respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations, and I have no duty to update these opinions. I consent to the inclusion of this opinion as an exhibit to the Kane
Kessler, P.C. opinion filed as an exhibit to the Amendment.

                                                     Very truly yours,

                                                     /s/ Adrienne Randle Bond
                                                     Adrienne Randle Bond

                                   EXHIBIT C

                                  LETTERHEAD OF
          MCLANE, GRAF, RAULERSON & MIDDLETON, PROFESSIONAL ASSOCIATION
                          900 ELM STREET, P.O. BOX 326
                      MANCHESTER, NEW HAMPSHIRE 03105-0326

                                  May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re:   Amendment No. 1 to Registration Statement on Form S-3 of Armor
               Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special New Hampshire counsel to Casco International,
Inc., Monadnock Lifetime Products, Inc. and Monadnock Police Training Council,
Inc., each a New Hampshire corporation (each a "NH Subsidiary Guarantor" and collectively, the "NH Subsidiary Guarantors"), for the limited purpose of rendering the legal opinions set forth herein in connection with the preparation of Amendment No. 1 to the Shelf Registration Statement on Form S-3, File No.
333-113834 filed on March 23, 2004, which Amendment is being filed on the date hereof (the "Amendment" and, as so amended, the "Registration Statement"), on behalf of Armor Holdings, Inc., a Delaware corporation ("Armor"), and the
Subsidiary Guarantors (as that term is defined in the Registration Statement), including the NH Subsidiary Guarantors, with the Securities and Exchange
Commission (the "Commission"). The Registration Statement relates to the
Company's offering of up to $500,000,000 of (i) one or more series of debt securities (the "Debt Securities"), (ii) shares of common stock of Armor, par value $0.01 per share (the "Common Stock"), (iii) shares of preferred stock of
Armor, par value $0.01 per share (the "Preferred Stock"), (iv) warrants to purchase Debt Securities, Common Stock, or Preferred Stock (the "Warrants"), or
any combination of the foregoing (collectively, the "Securities"). Any series of
Debt Securities and Warrants may be convertible and/or exchangeable for Common
Stock, Preferred Stock, or another series of Debt Securities. Any series of
Preferred Stock may be convertible and/or exchangeable for Common Stock or another series of Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to

Armor Holdings, Inc. & Kane Kessler, P.C.
May 26, 2004

such terms in the draft prospectus (the "Prospectus") that you have provided to us and that is a part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more supplements (each a
"Prospectus Supplement").

         The Debt Securities will be issued pursuant to an indenture between
Armor and a trustee (the "Indenture"), the form of which is attached to the
Registration Statement as Exhibit 4.2 subject to one or more supplements thereto, and will be guaranteed by the Subsidiary Guarantors (including the NH
Subsidiary Guarantors) by their execution and delivery of the Indenture (the
"Guaranty").

         In preparation of this opinion we have examined (1) the Registration
Statement, including the Prospectus and the Indenture; (2) the Articles of
Agreement or Articles of Incorporation, as the case may be, as currently in effect, of each NH Subsidiary Guarantor; (3) the Bylaws, as currently in effect, of each NH Subsidiary Guarantor; (4) a certificate of each NH Subsidiary
Guarantor's existence from the New Hampshire Secretary of State dated May 21,
2004; (5) such minutes of the meetings of the Board of Directors of each NH
Subsidiary Guarantor as we deemed necessary; and (6) such other documents and items as we deemed necessary for the purposes of this opinion.

         We have relied upon certificates and other information furnished by
Armor and by the NH Subsidiary Guarantors. We have assumed without independent verification that the information furnished by Armor and the NH Subsidiary
Guarantors is accurate, although nothing has come to our attention which would suggest that any such certificate, warranty, representation, or information is inaccurate or incomplete in any material respect. We have not conducted any independent outside review of agreements, contracts, indentures, instruments, orders, judgments, rules, regulations, writs, injunctions or decrees by which the NH Subsidiary Guarantors or any of their property may be bound, nor have we made any outside independent investigation as to the existence of actions, suits, investigations or proceedings, if any, pending or threatened against the
NH Subsidiary Guarantors.

         In all our examinations, we have assumed the genuineness of all signatures, the authenticity of all documents purporting to be originals, and the conformity to the originals of all documents submitted to us as conformed or photostatic copies, which facts we have not independently verified. We have assumed, and we have no information to the contrary, that the minutes of the meetings of the Board of Directors of the NH Subsidiary Guarantors accurately reflect the actions taken at those meetings, that the meetings were duly called, and that a quorum was present in each case. We have also assumed, and we have no information to the contrary, that the information contained in the documents we have reviewed is accurate, and we have not independently verified such information.

         We have also assumed that the financial condition of the NH Subsidiary
Guarantors at all relevant times was, and will be, such as to permit their authorization, execution and performance of the Indenture under applicable law and that each of the NH Subsidiary Guarantors will receive a benefit of some substance in exchange for their guaranty of the Debt Securities.

Armor Holdings, Inc. & Kane Kessler, P.C.
May 26, 2004

         We have also assumed that the transactions contemplated by the
Indenture have been duly authorized by each of the parties to it other than the
NH Subsidiary Guarantors, that the Indenture will be duly executed and delivered by each of the other parties to it, that each of the other parties has the power and authority to execute and deliver the Indenture, and that the Indenture will constitute a legal, valid and binding agreement of each of the other parties, subject, if at all, to the General Qualifications as defined in the American Bar
Association Section of Business Legal Opinion Accord (1991), and our opinion in paragraph 4 below is subject to those General Qualifications.

         We are members of the Bar of the State of New Hampshire, and we express no opinion as to matters involving the laws of any jurisdiction other than the
State of New Hampshire. This opinion is limited to the effect of the laws
(including administrative and judicial interpretations) of the State of New
Hampshire and the United States, as they existed on the date of this letter and to the facts bearing upon the opinions below as they existed on the date of this letter, and we expressly disclaim any obligation or undertaking to update or modify the opinions below as a consequence of any future changes in the applicable laws or in the facts bearing upon those opinions. The Indenture provides that it shall be construed in accordance with the laws of New York, and our opinion in paragraph 4 below does not constitute an opinion as to whether the Indenture and Guaranty will be valid and binding to the extent that matter is construed in accordance with New York law. In addition, our opinion in paragraph 4 below is subject, if at all, to the General Qualifications as defined in the American Bar Association Section of Business Legal Opinion Accord
(1991).

         Based on the foregoing, we are of the opinion that:

         1. Each NH Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New
Hampshire.

         2. Each NH Subsidiary Guarantor has all requisite corporate power and authority to own and operate its properties, to carry on its business as, to our knowledge, it is now conducted and presently proposed to be conducted, and to perform its obligations under the Indenture.

         3. The execution and delivery of the Indenture by each NH Subsidiary
Guarantor and the performance of each NH Subsidiary Guarantor's obligations under the Indenture, including the Guaranty, have been duly authorized by all necessary corporate action on the part of each NH Subsidiary Guarantor.

         4. When the Commission declares the Registration Statement effective and the Indenture has been duly executed, authenticated, issued and delivered in accordance with the terms of the Registration Statement, the Prospectus and the
Indenture, the Guaranty by each NH Subsidiary Guarantor of the Debt Securities will be the valid and binding obligation of such company.

Armor Holdings, Inc. & Kane Kessler, P.C.
May 26, 2004

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. The above opinions are solely for the benefit of the parties to whom this letter is addressed, and this letter is not to be quoted or otherwise referred to nor furnished to any other person, without our prior written consent. No person other than you shall be entitled to rely on the opinions expressed in this letter. We consent to the inclusion of this opinion letter as an exhibit to the Kane Kessler, P.C. opinion letter filed as an exhibit to the Registration Statement. This opinion and our consent to its inclusion in the Registration Statement does not constitute acknowledgment that we are "experts" whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission promulgated thereunder.

                                             McLANE, GRAF, RAULERSON & MIDDLETON
                                              PROFESSIONAL ASSOCIATION

                                             By:  /s/  Richard A. Samuels

                                   EXHIBIT D

                  LETTERHEAD OF INGLIS, LEDBETTER & GOWER LLP
                        888 WEST SIXTH STREET, 8TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017

May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York  10019

         Re:      Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors (as defined below) in connection with preparation of the Registration Statement on Form S-3, File No.
333-113834 (the "Registration Statement"), filed on March 23, 2004, on behalf of the Company, the Subsidiary Guarantors and the other subsidiary guarantors of the Company listed in the Registration Statement (the "Additional Subsidiary
Guarantors") with the Securities and Exchange Commission (the "Commission") and
Amendment No. 1 thereto filed on the date hereof (the "Amendment") relating to the Company's registration of up to $500,000,000 of its Debt Securities, Common
Stock, Preferred Stock and Warrants registered under the Securities Act of 1933 as amended ("Securities Act") as more fully described in the Registration
Statement and the Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the

May 26, 2004
Armor Holdings, Inc.
Kane Kessler, P.C.

prospectus (the "Prospectus") contained in the Registration Statement. NAP
Properties, Ltd., a California Limited Partnership, NAP Property Managers, LLC,
a California Limited Liability Company, Safari Land Ltd., Inc., a California
corporation, Safariland Government Sales, Inc., a California corporation, and
Hatch Imports, Inc., a California corporation, are collectively referred to as
"Additional Registrants."

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement in the form filed on March 23,
2004, with the Commission and the Amendment in the form to be filed with the
Commission as of the date hereof; (ii) the certificate of incorporation, the certificate of limited partnership or the certificate of formation, as the case may be, as currently in effect, of each of the Additional Registrants (iii) the
By-laws, operating agreements or the agreement of limited partnership, as the case may be, as currently in effect, of each of the Additional Registrants; (iv)
resolutions of the Board of Directors, the managing members or the partners, as the case may be, of each of the Additional Registrants relating to, among other things, the securities described in the Registration Statement and the filing of the Registration Statement and the Amendment; and (vii) records of certain of the Subsidiary Guarantors' corporate proceedings as reflected in their respective minute books and other records and documents that we have deemed necessary for purposes of this opinion. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

May 26, 2004
Armor Holdings, Inc.
Kane Kessler, P.C.

         In our examination, we have assumed the legal capacity of all natural persons, genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the
Additional Registrants at all relevant times will be such as will permit the authorization, execution and performance of the acts defined in the Registration
Statement under applicable law. As to certain facts material to this opinion, we have relied, without independent verification, upon oral or written statements and representations of officers and other representatives of the Additional
Registrants, public officials and others.

         We have not examined the financial books and records of the Additional
Registrants nor made any independent investigation to determine the existence of facts, except as described herein. As to questions of fact material to this opinion, we have relied, upon the representations of the Company and the
Additional Registrants. Except as stated above, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our actual knowledge of the existence or absence of such facts should be drawn from this letter or our representation of the Additional
Registrants. Further, you are not to infer that we have independently verified the accuracy of any representations or warranties of the Additional Registrants to you or any information contained in any Certificate of Officer or Director, of the

May 26, 2004
Armor Holdings, Inc.
Kane Kessler, P.C.

Additional Registrants or the compliance by the Additional Registrants with any covenant existing in any document.

         Based upon and subject to the foregoing and subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that:

         1.    Each of the Additional Registrants is validly existing and in good standing under the law of the State of California.

         2.    Each of the Additional Registrants has all requisite power and authority under California law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the Guarantees.

         3.    The execution and delivery of the Guarantees by each of of the
               Additional Registrants has been duly authorized by all requisite action on the part of each of the Additional Registrants.

         4.    When (a) the Indenture has been duly authorized, executed, and delivered by the Company and the Subsidiary Guarantor, (b) the
               Guarantee has been duly authorized, executed and delivered on behalf of each of the Additional Registrants and the related Debt
               Securities have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefore in accordance with the terms and provisions of the
               Indenture and as contemplated by the Registration Statement, the
               Prospectus and the related Prospectus Supplement(s), and (c) the
               Registration Statement

May 26, 2004
Armor Holdings, Inc.
Kane Kessler, P.C.

               and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and assuming (i) that the terms of the Guarantee as executed and delivered are as described in the Registration Statement, the Prospectus and the
               related Prospectus Supplement(s), (ii) that the Guarantee as executed and delivered do not violate any law applicable to each of the Additional Registrants or result in a default under or breach of any agreement or instrument binding upon such each of the Additional Registrants, (iii) that the Guarantee as executed and delivered comply with all requirements and restrictions, if any, applicable to each of the Additional Registrants, whether imposed by any court or governmental or regulatory body having jurisdiction over each of the Additional Registrants, and (iv)
               that the Guarantee is then issued as contemplated in the
               Registration Statement, the Prospectus and the related Prospectus
               Supplement(s), the Guarantee will constitute the valid and binding obligation of each of the Additional Registrants.

         We are qualified to practice law in the State of California and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of California and the General Corporation Law
of the State of California.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly

May 26, 2004
Armor Holdings, Inc.
Kane Kessler, P.C.

stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations.
We consent to the inclusion of this opinion as an exhibit to the Kane Kessler,
P.C. opinion filed as an exhibit to the Amendment.

                                                   Very truly yours,

                                                   /s/ Richard G. Ritchie

                                                   Richard G. Ritchie
                                                   Inglis, Ledbetter & Gower LLP

RGR:yj

                                   EXHIBIT E

                       LETTERHEAD OF LAWSON & WEITZEN LLP
                        88 BLACK FALCON AVENUE, SUITE 345
                          BOSTON, MASSACHUSETTS 02210

                                  May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re:      Registration Statement on Form S-3 of Armor Holdings, Inc.
                  ----------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and Pro-Tech Armored Products of Massachusetts,
Inc. ("Pro-Tech"), one of the Subsidiary Guarantors listed on Exhibit A hereto
(the "Subsidiary Guarantors") in connection with the preparation of the
Registration Statement on Form S-3, File No. 333-113834 (the "Registration
Statement"), filed on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission") and Amendment No. 1
thereto filed on the date hereof (the "Amendment"). The Registration Statement relates to the Company's offering of up to an aggregate of $500,000,000 of (i)
one or more series of debt securities (the "Debt Securities"), which may be guaranteed (the "Guarantees") by the Subsidiary Guarantors, (ii) shares of common stock of the Company, par value $0.01 per share (the "Common Stock"),
(iii) shares of preferred stock of the Company, par value $0.01 per share (the
"Preferred Stock"), (iv) warrants to purchase Debt Securities, Common Stock, or
Preferred Stock (the "Warrants"), or any combination of the foregoing
(collectively, the "Securities"). Any series of Debt Securities and Warrants may be convertible and/or exchangeable for Common Stock, Preferred Stock, or another series of Debt Securities. Any series of Preferred Stock may be convertible and/or

May 26, 2004

exchangeable for Common Stock or another series of Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Prospectus, which is a part of the Registration Statement. The guarantee by Pro-Tech with respect to the Debt Securities is referred to as the
"Guarantee."

         The Debt Securities will be issued pursuant to an Indenture between the
Company and Wachovia Bank, National Association, a national banking association as trustee (the "Trustee"), and one or more supplements thereto (collectively, the "Indenture"). The Warrants will be issued pursuant to one or more warrant agreements (each, a "Warrant Agreement"), by and between the Company and a warrant agent (each, a "Warrant Agent").

         In delivering this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, and relied upon (i) the Registration Statement in the form filed with the
Commission through the date hereof; (ii) the Articles of Organization, as currently in effect, of Pro-Tech; (iii) the By-laws, as currently in effect, of
Pro-Tech; (iv) the Indenture; (v) Written Consent of the Board of Directors of
Pro-Tech dated May 19, 2004 relating to, among other things, the issuance of
Debt Securities and the filing of the Registration Statement and the Amendment;
(vi) Certificates of Legal Existence and Good Standing of Pro-Tech dated May 19,
2004 issued by the Secretary of the Commonwealth of Massachusetts (the
"Massachusetts Certificates"); and (vii) certain representations made to us by
Pro-Tech. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination of such materials, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of Pro-Tech at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of Pro-Tech, public officials and others. In addition, we have also assumed that the transaction related to the issuance of the Debt Securities will be consummated in accordance with the terms of the documents and forms of documents described herein.

         Our opinion set forth below is further qualified to the extent that:

         1. We have not made any independent review of the laws of any jurisdiction other than the laws of the United States of America and the
Commonwealth of

May 26, 2004

Massachusetts. Accordingly, except as set forth below, we express no opinion herein as to the effect of the law of any state or jurisdiction other than the law of the United States of America and the Commonwealth of Massachusetts as
applied by the courts of the Commonwealth of Massachusetts (without giving effect to rules regarding choice of law), as to which we have made such investigation as we have deemed appropriate.

         2. We have undertaken no factual investigation in any regard except as specifically provided herein. To the extent that our opinion relates to matters as to which governmental agencies have issued certificates, these opinions speak as of the respective dates of such certificates and opinions. Our opinion as to the legal existence and corporate good standing of Pro-Tech is based solely on the Massachusetts Certificates.

         3. This opinion is being given as of its date based upon the facts and assumptions set forth herein and upon existing law and interpretations thereof in effect on the date hereof, and no assurance can be given that there will not be subsequent changes in such facts and assumptions, or in such law and interpretations thereof, which may affect the conclusions set forth herein.

         4. This opinion is issued solely for the benefit of the addressees hereof in connection with the Registration Statement and the Amendment, and may not be published or communicated by you to any other person for any purpose without our prior written approval and may not be relied upon by any other person for any purpose or by you for any other purpose.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1.    Pro-Tech is a corporation duly incorporated, validly existing and in good standing under the law of the Commonwealth of
               Massachusetts.

         2.    Pro-Tech has all requisite corporate power and corporate
               authority under Massachusetts law to own and operate its
               properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

         3.    The execution and delivery of the Guarantee by Pro-Tech and the performance of Pro-Tech's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of Pro-Tech.

         4.    The Guarantee will be the valid and binding obligation of
               Pro-Tech entitled to the benefits of the Indenture.

May 26, 2004

         We are qualified to practice law in the Commonwealth of Massachusetts and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the Commonwealth of Massachusetts and the
General Corporation Law of the State of Delaware.

         This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.

                                                  Very truly yours,
                                                  LAWSON & WEITZEN LLP

                                                  By: /s/ Patricia Farnsworth
                                                      -------------------------
                                                           A Partner

                                   EXHIBIT F

               LETTERHEAD OF PORTER, WRIGHT, MORRIS & ARTHUR LLP
                         ONE S. MAIN STREET, SUITE 1600
                            DAYTON, OHIO 45402-2028

                                  May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, FL  32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, NY 10019-4896

         Re:      Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), in connection with the preparation of the
Registration Statement on Form S-3, File No. 333-113834 (the "Registration
Statement"), under the Securities Act of 1933, as amended (the "Securities Act")
filed on March 23, 2004 on behalf of the Company and the subsidiary guarantors named therein (the "Subsidiary Guarantors") with the Securities and Exchange
Commission (the "Commission") and Amendment No. 1 thereto filed on May 26, 2004
(the "Amendment"). You have provided us with a draft prospectus (the
"Prospectus") which is a part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a "Prospectus Supplement"). The Registration Statement relates to the Company's offering of up to an aggregate of $500,000,000 of (i)
one or more series of debt securities (the "Debt Securities"), which may be guaranteed by the Company's subsidiaries (the "Subsidiary Guarantors"), (ii)
shares of common stock of the Company, par value $0.01 per share (the "Common
Stock"), (iii) shares of preferred stock of the Company, par value $0.01 per share (the "Preferred Stock"), (iv) warrants to purchase Debt Securities, Common
Stock, or Preferred Stock (the "Warrants"), or any combination of the foregoing
(collectively, the "Securities"), all as more fully described in the
Registration Statement and the Amendment. Any series of Debt Securities and
Warrants may be convertible and/or exchangeable for Common Stock, Preferred
Stock, or another series of Debt Securities. Any series of Preferred Stock may be convertible and/or exchangeable for Common Stock or another series of
Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Prospectus.

     Cincinatti o Cleveland o Columbus o Dayton o Naples, FL o Washington DC
                              www.porterwright.com

May 26, 2004

         The Debt Securities will be issued pursuant to an indenture (the
"Indenture") to be entered into among the Company, the Subsidiary Guarantors and
Wachovia Bank, National Association, as trustee (the "Trustee"). The Warrants will be issued pursuant to one or more warrant agreements (each, a "Warrant
Agreement"), by and between the Company and a warrant agent (each, a "Warrant
Agent"). The O'Gara Company, an Ohio corporation, is referred to as the "Ohio
Subsidiary Guarantor", and the guarantee by the Ohio Subsidiary Guarantor with respect to the Securities is referred to as the "Guarantee". Our representation of the Company in connection with the Registration Statement, the Amendment and transactions referred to therein is limited to the matters addressed herein relating to the Ohio Subsidiary Guarantor.

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement and the Amendment in the form to be filed with the Commission on the date hereof; (ii) the certificate of incorporation, as amended, of the Ohio Subsidiary Guarantor; (iii) the Code of
Regulations and all amendments thereto of the Ohio Subsidiary Guarantor; (iv)
the Indenture; (v) the certificate of the Secretary of the Ohio Subsidiary
Guarantor attesting to certain factual matters as to the governing documents, directors and officers of the Ohio Subsidiary Guarantor; (vi) resolutions of the
Board of Directors of the Ohio Subsidiary Guarantor relating to, among other things, the issuance of the Securities and the filing of the Registration
Statement and the Amendment; (vii) records of certain of the Ohio Subsidiary
Guarantor's corporate proceedings as reflected in its minute book and other records and documents that we have deemed necessary for purposes of this opinion; and (viii) the Certificate of the Secretary of State of the State of
Ohio, with respect to the Ohio Subsidiary Guarantor, dated May 20, 2004, attesting to the continued corporate existence and good standing in Ohio, with respect to the Ohio Subsidiary Guarantor, and upon which we have solely relied in rendering the opinion set forth in Paragraph 1 below.

         In rendering the opinions set forth herein, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Ohio Subsidiary Guarantor, certificates of public officials and of officers of the Ohio Subsidiary Guarantor, and such agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. In rendering the opinion, we have also relied with your permission upon the certificate(s) of an officer of the Ohio Subsidiary
Guarantor executed in favor of Kane Kessler, P.C., a copy of which is attached hereto (the "Officer's Certificate"). In rendering the opinions set forth herein, we have also relied upon the representations and warranties relating to the Ohio Subsidiary Guarantor in the Indenture and upon the certificates and other agreements, documents or certificates of the Ohio Subsidiary Guarantor delivered pursuant to the Indenture, Registration Statement, the Amendment (the
"Documents") and this opinion letter.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents. We have also assumed, with your permissions, that the financial condition of the Ohio Subsidiary Guarantor at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee

May 26, 2004

under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Ohio Subsidiary
Guarantor, public officials and others. We have further assumed the completeness and the conformity to the original documents of all documents submitted to us as photostatic or facsimile copies, the authenticity of originals of such documents, and the genuineness of the signatures appearing thereon. We have further assumed that you have considered the applicability to the transactions contemplated by the Documents of fraudulent transfer and conveyance laws, as to which we express no opinion.

         In addition, we have assumed that (a) none of the Documents listed or referred to above have been amended by oral or written agreement or by the conduct of the respective parties thereto, (b) none of the information contained in any of the Documents reviewed by us contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading, and (c) no fraud exists with respect to any of the matters relevant to the opinions hereinafter expressed; provided, however, to the best of our knowledge we have no reason to believe that any of such assumptions is incorrect.

       We note that the Indenture provides that it is governed by the law of the
State of New York. We have assumed, with your consent, that the law of the State of Ohio is identical to the law of New York in all respects material to our opinions expressed in paragraphs one through four below.

       Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

              1. The Ohio Subsidiary Guarantor is validly existing and in good standing under the laws of the State of Ohio.

              2. The Ohio Subsidiary Guarantor has all requisite corporate power and corporate authority under Ohio law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the
Guarantee.

              3. The execution and delivery of the Guarantee by the Ohio
Subsidiary Guarantor and the performance of the Ohio Subsidiary Guarantor's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of the Ohio Subsidiary Guarantor.

              4. When (a) the Indenture has been duly authorized, executed, and delivered by the Company and the Ohio Subsidiary Guarantor, (b) the Guarantee
has been duly authorized, executed and delivered on behalf of the Ohio
Subsidiary Guarantor and the related Debt Securities have been duly authenticated by the Trustee and duly executed and delivered on behalf of the
Company against payment therefore in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s), and (c) the Registration Statement and
any required post-effective

May 26, 2004

amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and assuming
(i) that the terms of the Guarantee as executed and delivered are as described in the Registration Statement, the Prospectus and the related Prospectus
Supplement(s), (ii) that the Guarantee as executed and delivered des not violate any law applicable to the Ohio Subsidiary Guarantor or result in a default under or breach of any agreement or instrument binding upon the Ohio Subsidiary
Guarantor, (iii) that the Guarantee as executed and delivered complies with all requirements and restrictions, if any, applicable to the Ohio Subsidiary
Guarantor, whether imposed by any court or governmental or regulatory body having jurisdiction over the Ohio Subsidiary Guarantor, and (iv) that the
Guarantee is then issued as contemplated in the Registration Statement, the
Prospectus and the related Prospectus Supplement(s), the Guarantee will constitute the valid and binding obligation of the Ohio Subsidiary Guarantor.

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

         (a)   the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally;

         (b)   that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (c)   provisions of the Documents may be unenforceable where (i) the breach of such provisions imposes restrictions or burdens upon the obligees, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the obligee, (ii) the obligee's enforcement of such provisions under the circumstances would violate the obligee's implied covenant of good faith and fair dealing, or (iii) the breach of such provision is not a material breach of a material covenant or provision;

         (d)   the effect of statutes and rules of law which cannot be waived prospectively by an obligor;

         (e)   The enforceability of: (a) self-help provisions (including provisions granting a power of attorney or provisions authorizing the use of force or a breach of peace in enforcing rights or remedies), (b) provisions relating to the collection of attorney fees or costs incurred by another party to enforce any
               contractual obligation, (c) provisions which purport to establish evidentiary standards, (d) provisions relating to waivers of rights or remedies (or the delay or omission of enforcement thereof), disclaimers,

May 26, 2004

               liability limitations or indemnifications, provisions, releases of legal or equitable rights (including the right to a jury trial), submission to the jurisdiction and venue of a court, liquidated damages (including provisions which may operate as a penalty) or the creation of rights and remedies not permitted under applicable law or contrary to public policy or (e)
               provisions which purport to prohibit, restrict or limit the ability of a person to transfer rights or interests in property;

         (f)   "knowledge" as used herein means the current actual knowledge of those lawyers in this firm engaged in the substantive
               representation with respect to the transaction to which this opinion relates including Barbara A. Duncombe, Esq., William J.
               Kelly, Jr., Esq. and Charles Y. Kidwell, Jr., Esq.

         (g)   We express no opinion as to any matter that would require a financial, mathematical or accounting calculation or
               determination.

         We are qualified to practice law in the State of Ohio and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of Ohio, and the federal laws of the United
States of America, and the opinions rendered herein are limited to such laws of the State of Ohio, and the federal laws of the United States of America which, based upon our experience, are generally applicable to transactions of the type set forth in the Documents. We express no opinion as to any federal or state securities laws or any local laws.

         This opinion is rendered solely for your benefit for purposes and use in connection with the Registration Statement and the Amendment and may not be
relied upon by any other person or entity other than Armor Holdings, Inc. and
Kane Kessler, P.C. This opinion is provided to you as of the date hereof solely for the purposes of complying with your requirements in connection with the
Registration Statement and the Amendment. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion to be filed as an exhibit to the Amendment. This opinion may not be quoted in whole or in part or otherwise referred to in any report or document furnished to any person or entity other than as an exhibit to the Kane Kessler, P.C. opinion to be filed as an exhibit to the Amendment without our prior written consent. This opinion is limited to the matters expressly set forth herein, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. We disclaim any requirement to update this opinion subsequent to the date hereof or to advise you of any change in any matter set forth herein.

                                        Very truly yours,

                                        /s/ PORTER, WRIGHT, MORRIS & ARTHUR, LLP

                                   EXHIBIT G

                      LETTERHEAD OF SNELL & WILMER L.L.P.
                               ONE ARIZONA CENTER
                          PHOENIX, ARIZONA 85004-2202

                                  May 26, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), with regard to aspects of Arizona law related to the Company's subsidiaries listed on attached Exhibit A (the "Arizona Subsidiary
Guarantors"), in connection with their guarantees (the "Guarantees") of certain debt securities of the Company (the "Debt Securities") proposed to be issued pursuant to the terms and conditions set forth in the form of indenture (the
"Indenture") to be filed as an exhibit to Amendment No. 1 (the "Amendment") to the Company's registration statement on Form S-3, File No. 333-113834, in connection with the registration of the sale and issuance of the Debt Securities and other securities of the Company in the aggregate principal amount of up to
$500,000,000 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act").

         In rendering this opinion, we have examined the following documents:

         i. a draft of the form of Indenture, which includes the Guarantees;

         ii. the Registration Statement and a draft of the Amendment;

         iii. the articles of incorporation of each Arizona Subsidiary Guarantor as currently in effect;

         iv. the bylaws of each Arizona Subsidiary Guarantor as currently in effect;

         v. the certificates of officers of the Company and Arizona Subsidiary
Guarantors attached as Exhibits B and C;

         vi. signed unanimous written consents of the board of directors of each
Arizona Subsidiary Guarantor relating to, among other things, the Guarantees and the filing of the Registration Statement and the Amendment (collectively, the
"Transactions");

         vii. records of certain of the Arizona Subsidiary Guarantors' corporate proceedings as reflected in their respective minute books and other records and documents that we have deemed necessary for purposes of rendering this opinion;
and

         viii. such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, that all documents accurately describe and contain the mutual understanding of the parties, that there are no oral or written statements or agreements that modify, amend, or vary or purport to modify, amend, or vary, any of the terms of such documents, that the Company and the Arizona Subsidiary Guarantors own all properties, assets and rights purported to be owned by each of them respectively, the financial condition of the Arizona Subsidiary Guarantors at all relevant times will be such as will permit the authorization, execution, delivery and performance of the Guarantees under applicable law, and that the application of Arizona law will not be contrary to a fundamental policy of the laws of any other state with which the parties may have contact in connection with the Transactions and the related agreements. We have further assumed that each Arizona Subsidiary Guarantor has paid all income taxes, fines, jeopardy or fraud assessments and interest due from it and payable to the State of Arizona. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Arizona Subsidiary Guarantors, public officials and others.

         Based upon the foregoing and subject to the limitations expressed herein, we are of the opinion that:

               1.   Each Arizona Subsidiary Guarantor is a corporation, validly existing and in good standing under the laws of the State of
                    Arizona.

               2.   Each Arizona Subsidiary Guarantor has the requisite
                    corporate power and corporate authority under Arizona law to own and operate its properties and carry on its business as, to our knowledge, such business is now conducted and to
                    perform its obligations under the Guarantees.

               3.   The execution and delivery of the Guarantees by each Arizona
                    Subsidiary Guarantor and the performance of its obligations under the Guarantees have been duly authorized by all
                    requisite corporate action on the part of such Arizona
                    Subsidiary Guarantor.

               4.   When (a) the Indenture has been duly authorized, executed, and delivered by the Company and each of the Arizona
                    Subsidiary Guarantors, (b) the Guarantees have been duly
                    authorized, executed and delivered on behalf of each of the
                    Arizona Subsidiary Guarantors and the related Debt
                    Securities have been duly authenticated by Wachovia Bank,
                    National Association, a national banking association, as
                    trustee, and duly executed and delivered on behalf of the
                    Company against payment therefor in accordance with the
                    terms and provisions of the Indenture and as contemplated by the Registration Statement, the prospectus filed with the
                    Amendment (the "Prospectus") and the related prospectus
                    supplement(s) (the "Prospectus Supplement(s)"), and (c) the
                    Registration Statement and any required post-effective
                    amendments thereto and

                    any and all related Prospectus Supplement(s) required by
                    applicable laws have all become effective under the
                    Securities Act, and assuming (i) the terms of the Guarantees as executed and delivered are the same as the drafts
                    reviewed by us and as described in the Registration
                    Statement, the Prospectus and the related Prospectus
                    Supplement(s), (ii) the Guarantees as executed and delivered do not violate any law applicable to each Arizona Subsidiary
                    Guarantor or result in a default under or breach of any
                    agreement or instrument binding upon each such Arizona
                    Subsidiary Guarantor, (iii) the Guarantees as executed and delivered comply with all requirements and restrictions, if any, applicable to each Arizona Subsidiary Guarantor,
                    whether imposed by any court or governmental or regulatory body having jurisdiction over the Arizona Subsidiary
                    Guarantor, and (iv) the Guarantees are then issued as
                    contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), then:

                               (A) the execution and delivery of the Guarantees
                               by each Arizona Subsidiary Guarantor and the
                               performance of each Arizona Subsidiary Guarantor
                               pursuant to the Guarantees will have been duly
                               authorized by all requisite corporate action on
                               the part of each Arizona Subsidiary Guarantor;
                               and

                               (B) the Guarantees will constitute the valid and
                               binding obligation of each Arizona Subsidiary
                               Guarantor.

         The opinions set forth above are subject to the following
qualifications and limitations:

             a. the enforceability of the Guarantees may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally;

             b. the enforceability of the Guarantees is subject to general principles of equity;

             c. the enforceability of the Guarantees is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the related agreements may be unenforceable under or limited by the laws of the State of Arizona;

             d. the enforceability of the Guarantees under the laws of the State of Arizona may be limited by issues of usury, which we have not considered and we exclude from the scope of our opinion;

             e. in our examination of official records, we have been made aware of the fact that the following Arizona Subsidiary Guarantors have commenced dissolution proceedings: AI Capital Corp., CCEC Capital Corp., and SAI Capital
Corp.;

             f. in our examination of official records, we have been made aware of the fact that ASD Capital Corp. and Simula Transportation Equipment
Corporation are not in good standing and have commenced dissolution proceedings, and we express no opinion with respect to these entities.

             g. As used herein, the phrase "to our knowledge" or any similar statement means in the actual knowledge of the Snell & Wilmer L.L.P. lawyers actively involved in rendering this opinion or actively involved within the last three months in providing legal services to the Company.

         We are qualified to practice law in the State of Arizona and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of Arizona. The Indenture states that it is to be governed by the laws of the State of New York. We are not familiar with these laws and render no opinion about them. For purposes of our opinion, we have assumed with your consent that the Transactions and related agreements will be governed by the laws of the State of Arizona, notwithstanding their express terms. We express no opinion about which law will actually govern the
Transactions and related agreements.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. The opinions expressed in this letter speak only as of the date hereof and are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise.

         This opinion is being furnished to you solely for your benefit and only with respect to the Guarantees. Accordingly, it may not be used, circulated, relied upon by or quoted to any person or entity without, in each instance, our prior written consent. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.

                                                     Very truly yours,

                                                     /s/ Snell & Wilmer L.L.P.

Enclosure

                                    EXHIBIT A

                          ARIZONA SUBSIDIARY GUARANTORS

1. AI Capital Corp.
2. CCEC Capital Corp.
3. International Center for Safety Education, Inc.
4. SAI Capital Corp.
5. Simula, Inc.
6. Simula Aerospace & Defense Group, Inc.
7. Simula Polymers Systems, Inc.
8. Simula Technologies, Inc.